CONSENT OF HYMAN, PHELPS & McNAMARA, P.C.

We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3 No. 333-____) and related Prospectus of Curative Health Services, Inc. dated June 28, 1996 filed with the Securities and Exchange Commission.

                                       /s/ HYMAN, PHELPS & McNAMARA, P.C.
                                       ----------------------------------

Washington, D.C.
June 28, 1996